UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

American Media Operations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results	of Operations and Financial Condition.

On May 14, 2007, American Media Operations, Inc. (the “Company”) will host a conference call to update the holders of its senior subordinated notes with respect to its business. As part of this conference call, the Company will discuss its financial results for certain completed financial periods. The slides that will be used by the Company in conjunction with the conference call will be available at www.americanmediainc.com/slides until 5:30 p.m. on Monday, May 21, 2007. A copy of certain slides relating to such financial results from the presentation for the conference call is furnished under this Current Report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8–K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	A copy of certain slides relating to the financial results of the Company for certain completed financial periods from the presentation for the investor conference call on May 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

May 14, 2007	By:	/s/ Michael B. Kahane
	Name:	Michael B. Kahane
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	A copy of certain slides relating to the financial results of the Company for certain completed financial periods from the presentation for the investor conference call on May 14, 2007.